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                                                                   EXHIBIT 10.24

         AGREEMENT FOR TERMINATION OF, AND WITHDRAWAL FROM, PARTNERSHIP

     THIS AGREEMENT FOR TERMINATION OF, AND WITHDRAWAL FROM, PARTNERSHIP (the "Agreement") is entered into as of the 30th day of June, 2001, by and among (i) Encore Venture Partners II (Texas), L.P., a Delaware limited partnership (the "Partnership"); (ii) EVP Capital, L.P., a Delaware limited partnership ("Capital"), Encore Management, LLC, a Delaware limited liability company ("Management"), and Richard Beckwitt, a Texas resident ("Beckwitt"), (Capital, Management and Beckwitt are herein collectively referred to as the "Capital Parties"); and (iii) GP-Encore, Inc., an Arizona corporation (formerly known as Encore I, Inc.) ("GP-Encore"), and Encore II, Inc., an Arizona corporation (the "Limited Partner"), (GP-Encore and the Limited Partner are herein collectively referred to as the "Horton Parties").

                                    RECITALS

     WHEREAS, Management and Beckwitt are the only partners of Capital, and Beckwitt is [the sole /a] member of Management;

     WHEREAS, Capital and GP-Encore, together with the Limited Partner and Beckwitt, have formed, as of March 21, 2000, the Partnership. The Partnership is governed by, and operated pursuant to, the terms and provisions of a Limited Partnership Agreement, dated as of March 21, 2000 (the "Partnership Agreement"), among Capital, GP-Encore, Beckwitt and the Limited Partner;

     WHEREAS, the parties hereunto desire that the Partnership be terminated as of June 30, 2001;

     WHEREAS, the parties hereto desire to set forth their agreement as to the remaining respective obligations, financial or otherwise, of the partners under the Partnership Agreement; and

     WHEREAS, the parties hereto believe that it is in their best interests that the Partnership's affairs be settled pursuant to this Agreement and that the winding up of the Partnership pursuant to the Partnership Agreement be conducted by GP-Encore solely for the benefit of GP-Encore and the Limited Partner;

     NOW, THEREFORE, in consideration of the foregoing and the agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. The termination date for all purposes of the Partnership Agreement shall be June 30, 2001 (the "Termination Date"), notwithstanding the notice given by GP-Encore to Capital, Beckwitt and the Limited Partner on June 29, 2001, which notice is hereby

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     superceded, and the 180-day notice requirement set forth in Section 6.1 of the Partnership Agreement is hereby waived.

     2. Effective as of the Termination Date, Capital and Beckwitt hereby withdraw as a general partner and limited partner, respectively, of the Partnership, and GP-Encore hereby consents to the withdrawal. The Capital Parties hereby relinquish any right, title or interest under the Partnership Agreement, as a partner of the Partnership, or in or to the Partnership or Partnership property or other assets, including, but not limited to, any general or limited partner interest in the Partnership, and hereby waive any and all rights they may have to receive any distribution of property or other assets from the Partnership or any payment of fees and expenses by the Partnership, whether on account of their withdrawal, the winding up or liquidation of the Partnership or otherwise. The withdrawal and relinquishment provided in this paragraph 2, however, shall not prohibit claims for indemnification from the Partnership in accordance with
     Section 2.8(a) and (b) of the Partnership Agreement.

     3. Capital and Management shall proceed promptly to change their names, all related e-mail addresses and any URL they may have so as to not use the name "Encore" or any name which is deceptively similar to "Encore." The Capital Partners hereby assign to GP-Encore any right, title or interest they may have in such name or any variation thereof.

                               GENERAL PROVISIONS

     4. Each of the parties hereto represents and warrants that any individual signing as, for or on behalf of the party (a) has full and complete legal right and authority to act as provided herein and to bind the party and all other persons or entities with any right, title or interest through the party, and (b) has sufficient knowledge about the investments made by the Partnership and their prospects to enable the party to evaluate the merits of entering into this Agreement.

     5. The parties hereto have entered into this Agreement in reliance solely upon the representations, warranties and agreements set forth in this Agreement and not upon any other representation or statement, written or oral.

     6. If any provision, or part thereof, of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court or arbitrator of competent jurisdiction, such provision, or part thereof, shall not affect the validity of the remaining provisions, or parts thereof.

     7. Any modification or waiver of any provision of this Agreement, or any consent to any departure from the terms of this Agreement, shall not be binding unless in writing and signed by the party against whom such modification or waiver is sought to be enforced.

     8. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior understandings and agreements of the parties with respect to the subject matter hereof.

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     9. Each party hereto agrees to execute any and all documents reasonably required to effectuate the purposes and intent of this Agreement, now or in the future.

     10. This Agreement shall be binding upon, and inure to the benefit of, each party hereto and their respective heirs, administrators, executors, personal representatives, successors, assigns, and all persons or entities acting in concert with any of them.

     11. Should any dispute arise between the parties hereto relating to this Agreement, its terms, or the performance or non-performance of any obligation undertaken by the parties, or any of them, pursuant to this Agreement, the dispute shall be resolved by binding arbitration in Fort Worth, Texas, or in such other location as mutually agreed to by the parties, in accordance with the then applicable rules of the American Arbitration Association, and in no other manner. The decision and award of the arbitrator shall be final and binding, and judgment thereon may be entered in any state or federal court with jurisdiction over the parties. The arbitrator shall have no authority to add to, subtract from, or modify any provision of this Agreement.

     12. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD APPLY ANY OTHER LAW.

     13. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which constitute one and the same instrument.

                    Signatures Appear On The Following Pages

                                       3
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     Executed as of the date first above written.

                                 THE PARTNERSHIP:

                                      ENCORE VENTURE PARTNERS II
                                      (TEXAS), L.P.

                                            By: Evp Capital, L.P.,
                                                General Partner

                                              By: Encore Management, LLC.,
                                                  General Partner

                                                By: /s/ RICHARD BECKWITT
                                                    ----------------------------
                                                Name: Richard Beckwitt
                                                Title: Managing Member

                                            By: GP-Encore, Inc., General Partner

                                              By: /s/ DONALD R. HORTON
                                                  ------------------------------
                                                  Name: Donald R. Horton
                                                  Title: Chairman

                                 THE CAPITAL PARTIES:

                                      EVP CAPITAL, L.P.

                                           By: Encore Management, LLC.,
                                               General Partner

                                                By: /s/ RICHARD BECKWITT
                                                    ----------------------------
                                                Name: Richard Beckwitt
                                                Title: Managing Member

                                           By: Richard Beckwitt, Limited Partner

                                                /s/ RICHARD BECKWITT
                                                --------------------------------
                                                Richard Beckwitt

SETTLEMENT AGREEMENT AND MUTUAL RELEASE
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                                       ENCORE MANAGEMENT, LLC

                                            By: /s/ RICHARD BECKWITT
                                                --------------------------------
                                                Name: Richard Beckwitt
                                                Title: Managing Member

                                                /s/ RICHARD BECKWITT
                                       -----------------------------------------
                                       RICHARD BECKWITT, a Texas resident

                                  THE HORTON PARTIES:

                                       GP-ENCORE, INC.

                                            By: /s/ DONALD R. HORTON
                                                --------------------------------
                                                Name: Donald R. Horton
                                                Title: Chairman

                                  ENCORE II, INC.

                                            By: /s/ WILLIAM K. PECK
                                                --------------------------------
                                                Name:
                                                Title:

SETTLEMENT AGREEMENT AND MUTUAL RELEASE